CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA-CREF Institutional Mutual Funds, do hereby certify, to such officer's knowledge, that:

     The semi-annual report on Form N-CSR of the TIAA-CREF Institutional Mutual Funds for the period ended March 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.



Dated: May 28, 2003                     /s/ Martin E. Galt, III
                                        ----------------------------------------
                                        Martin E. Galt, III
                                        President (Principal Executive Officer),
                                        TIAA-CREF Institutional Mutual Funds



Dated: May 28, 2003                     /s/ Richard L. Gibbs
                                        ----------------------------------------
                                        Richard L. Gibbs
                                        Executive Vice President
                                        (Principal Financial Officer),
                                        TIAA-CREF Institutional Mutual Funds

A signed original of this written statement required by Section 906 has been provided to TIAA-CREF Institutional Mutual Funds and will be retained by TIAA-CREF Institutional Mutual Funds and furnished to the Securities and Exchange Commission or its staff upon request.